[LOGO] Merrill Lynch  Investment Managers

Annual Report

November 30, 2001

Merrill Lynch
U.S. Treasury
Money Fund

www.mlim.ml.com

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

DEAR SHAREHOLDER

For the year ended November 30, 2001, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 3.75%.* For the six-month period ended November 30, 2001, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 2.76%.* The Fund's 7-day yield as of November 30, 2001 was 1.72%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at November 30, 2001 was 64 days compared to 80 days as of May 31, 2001.

The Environment

Led by the manufacturing sector, economic activity continued to slow since the first quarter of 2001, with the consensus that the economy is presently in a recession. Business capital expenditures fell to extremely low levels with the buildup of excess capacity. Consumer activity previously kept gross domestic product barely positive, however, the events of September 11, 2001 and the continuing deterioration of labor market conditions slowed retail spending. Despite recent improvement, the inability of corporate earnings to consistently meet expectations throughout the period has prevented any sustained recovery in the equity markets. Thus, the short end of the fixed-income market has been viewed as a safe haven for investors.

The Federal Reserve Board, once satisfied with quarter-point cuts during mid-2001, became increasingly vigilant as conditions worsened. Spurred by political developments in early fall, the Federal Reserve Board deemed it appropriate to slash the Federal Funds rate by 150 basis points in a seven-week span, targeting 2% at the November 6 Federal Open Market Committee meeting. Although this represents the lowest level since 1962, the Federal Reserve Board continues to maintain an easing bias and remains poised to make additional moves.

Portfolio Matters

During the six-month period ending November 30, 2001, our investment strategy remained fairly consistent. With the Federal Reserve Board continuing its easing cycle, we maintained our average life in a 65-day-80-day range. We utilized a barbell investment strategy that allowed us to take advantage of high interest rates in the short end of the yield curve as well as the potential appreciation of longer-dated fixed securities with maturities in the 18-month sector.

Going forward, while we remain constructive, we have become more cautious of interest rate risk at current low yields, anticipating that the Federal Reserve Board may be nearing the end of its easing cycle. This is evidenced most clearly in the return to a positively sloped US Treasury yield curve.

In Conclusion

We thank you for your interest in Merrill Lynch U.S. Treasury Money Fund, and we look forward

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Cindy V. Macaulay

Cindy V. Macaulay
Vice President and Portfolio Manager

January 3, 2002

We are pleased to announce that Cindy V. Macaulay has been named Vice President and Portfolio Manager of Merrill Lynch U.S. Treasury Money Fund and is responsible for the day-to-day management of the Fund. Ms. Macaulay joined Merrill Lynch Investment Managers, L.P. in 1989.

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

PROXY RESULTS

During the six-month period ended November 30, 2001, Merrill Lynch U.S. Treasury Money Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on July 16, 2001. The description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                       Shares Voted   Shares Voted   Shares Voted   Broker/Dealer
                                                            For          Against        Abstain       Non-Vote
-----------------------------------------------------------------------------------------------------------------
1. To change the Fund's Investment Restrictions:
      Real Estate                                       21,638,114      5,649,026       676,885       8,724,598
      Underwriting of Securities                        21,638,114      5,649,026       676,885       8,724,598
      Borrowing                                         21,492,383      5,794,757       676,885       8,724,598
      Commodities                                       21,492,383      5,794,757       676,885       8,724,598
      Lending                                           21,638,114      5,649,026       676,885       8,724,598
      Diversification                                   21,620,741      5,666,399       676,885       8,724,598
      Industry Concentration                            21,638,114      5,649,026       676,885       8,724,598
      Senior Securities                                 21,638,114      5,649,026       676,885       8,724,598
      Short Sales                                       21,638,051      5,649,089       676,885       8,724,598
      Margin                                            21,638,051      5,649,089       676,885       8,724,598
      Puts and Calls                                    21,620,741      5,666,399       676,885       8,724,598
      Securities Lending                                21,620,741      5,666,399       676,885       8,724,598
      Securities Other Than Described in Prospectus
         Under "Investment Objectives and Policies"     21,638,051      5,649,089       676,885       8,724,598
      Transfer Security for Indebtedness                21,638,114      5,649,026       676,885       8,724,598
-----------------------------------------------------------------------------------------------------------------

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                                         Face            Interest            Maturity
Issue                                   Amount             Rate*               Date           Value
----------------------------------------------------------------------------------------------------
US Government Obligations--100.7%
----------------------------------------------------------------------------------------------------
US Treasury Bills                       $4,000             2.02  %          12/06/2001        $4,000
                                         1,000             2.03             12/06/2001         1,000
                                         1,000             2.06             12/06/2001         1,000
                                         2,000             2.095            12/06/2001         2,000
                                         2,909             1.915            12/13/2001         2,907
                                         3,750             1.94             12/13/2001         3,748
                                           500             1.9625           12/13/2001           500
                                           161             2.60             12/13/2001           161
                                         6,000             2.00             12/20/2001         5,994
                                           264             3.52             12/20/2001           264
                                         2,000             1.965            12/27/2001         1,997
                                         1,000             1.975            12/27/2001           999
                                           440             2.17             12/27/2001           439
                                           128             3.475            12/27/2001           128
                                         1,300             2.18              1/03/2002         1,298
                                         1,987             2.345             1/03/2002         1,984
                                           659             3.345             1/03/2002           658
                                           387             3.505             1/03/2002           386
                                           966             2.155             1/10/2002           964
                                           883             2.17              1/10/2002           882
                                           500             3.28              1/10/2002           499
                                           500             2.095             1/17/2002           499
                                           550             2.13              1/17/2002           549
                                         1,000             2.17              1/17/2002           998
                                           500             2.225             1/17/2002           499
                                           500             3.43              1/17/2002           499
                                           500             2.00              1/24/2002           499
                                         3,000             2.015             1/24/2002         2,992
                                         1,500             3.375             1/24/2002         1,496
                                         2,000             1.79              1/31/2002         1,994
                                           970             2.015             1/31/2002           967
                                         3,000             1.835             2/07/2002         2,990
                                         2,000             1.835             2/14/2002         1,993
                                         1,000             1.855             2/14/2002           996
                                         1,000             1.92              2/14/2002           996
                                         1,000             1.93              2/14/2002           996
                                           803             3.275             2/14/2002           800
                                           305             1.765             2/21/2002           304
                                            47             2.30              2/28/2002            47
                                         1,659             2.59              3/14/2002         1,651
                                         1,000             1.935             5/16/2002           992
----------------------------------------------------------------------------------------------------

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                                         Face            Interest            Maturity
Issue                                   Amount             Rate*               Date           Value
----------------------------------------------------------------------------------------------------
US Government Obligations (concluded)
----------------------------------------------------------------------------------------------------
US Treasury Notes                       $  900             6.25 %            1/31/2002       $   906
                                           500             6.375             4/30/2002           509
                                           600             6.625             4/30/2002           612
                                           900             5.75             10/31/2002           930
                                         1,000             4.75              1/31/2003         1,029
                                           500             6.25              2/15/2003           524
                                           750             4.25              3/31/2003           769
----------------------------------------------------------------------------------------------------
Total US Government Obligations (Cost--$59,780) ...........................................   59,844
----------------------------------------------------------------------------------------------------
Total Investments (Cost--$59,780)--100.7% .................................................   59,844

Liabilities in Excess of Other Assets--(0.7%) .............................................     (409)
                                                                                             -------
Net Assets--100.0% ........................................................................  $59,435
                                                                                             =======
----------------------------------------------------------------------------------------------------

* US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of November 30, 2001

Assets:       Investments, at value (identified cost--$59,779,684*) ..................                 $59,844,366
              Cash ...................................................................                       1,170
              Receivables:
                Interest .............................................................    $ 61,523
                Beneficial interest sold .............................................      20,672          82,195
                                                                                          --------
              Prepaid registration fees and other assets .............................                      26,964
                                                                                                       -----------
              Total assets ...........................................................                  59,954,695
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
Liabilities:  Payables:
                Beneficial interest redeemed .........................................     422,328
                Distributor ..........................................................      30,950
                Investment adviser ...................................................       6,823         460,101
                                                                                          --------
              Accrued expenses and other liabilities .................................                      59,543
                                                                                                       -----------
              Total liabilities ......................................................                     519,644
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
Net Assets:   Net assets .............................................................                 $59,435,051
                                                                                                       ===========
------------------------------------------------------------------------------------------------------------------
Net Assets    Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:   shares authorized ......................................................                 $ 5,937,037
              Paid-in capital in excess of par .......................................                  53,433,332
              Unrealized appreciation on investments--net ............................                      64,682
                                                                                                       -----------
              Net assets--Equivalent to $1.00 per share based on 59,370,370 shares
              of beneficial interest outstanding .....................................                 $59,435,051
                                                                                                       ===========
------------------------------------------------------------------------------------------------------------------

      * As of November 30, 2001, net unrealized appreciation for Federal income tax purposes amounted to $64,682, of which $64,742 related to appreciated securities and $60 related to depreciated securities. The aggregate cost of investments at November 30, 2001 for Federal income tax purposes was $59,779,684.

            See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

Statement of Operations

                                                                                             For the Year Ended
                                                                                              November 30, 2001
---------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned ...                    $2,016,830
---------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ...................................     $ 232,464
                     Professional fees ..........................................        66,670
                     Distribution fees ..........................................        57,557
                     Registration fees ..........................................        46,548
                     Trustees' fees and expenses ................................        43,240
                     Printing and shareholder reports ...........................        35,363
                     Transfer agent fees ........................................        19,910
                     Accounting services ........................................        18,274
                     Custodian fees .............................................         8,252
                     Pricing fees ...............................................         1,146
                     Other ......................................................         7,644
                                                                                      ---------
                     Total expenses before reimbursement ........................       537,068
                     Reimbursement of expenses ..................................      (162,722)
                                                                                      ---------
                     Total expenses after reimbursement .........................                       374,346
                                                                                                     ----------
                     Investment income--net .....................................                     1,642,484
                                                                                                     ----------
---------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ..........................                        56,242
Unrealized Gain on   Change in unrealized appreciation on investments--net ......                        59,550
Investments--Net:                                                                                    ----------
                     Net Increase in Net Assets Resulting from Operations .......                    $1,758,276
                                                                                                     ==========
---------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                          November 30,
                                                                                                --------------------------------
Increase (Decrease) in Net Assets:                                                                   2001               2000
--------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ...............................................     $   1,642,484      $   1,927,176
                     Realized gain on investments--net ....................................            56,242              4,280
                     Change in unrealized appreciation/depreciation on investments--net ...            59,550             16,596
                                                                                                -------------      -------------
                     Net increase in net assets resulting from operations .................         1,758,276          1,948,052
                                                                                                -------------      -------------
--------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net ...............................................        (1,642,484)        (1,927,176)
Distributions to     Realized gain on investments--net ....................................           (56,242)            (4,280)
Shareholders:                                                                                   -------------      -------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders ........................................        (1,698,726)        (1,931,456)
                                                                                                -------------      -------------
--------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net proceeds from sale of shares .....................................       133,986,721        117,238,805
Transactions:        Net asset value of shares issued to shareholders in reinvestment
                     of dividends and distributions .......................................         1,698,749          1,921,105
                                                                                                -------------      -------------
                                                                                                  135,685,470        119,159,910
                     Cost of shares redeemed ..............................................      (110,574,198)      (127,153,008)
                                                                                                -------------      -------------
                     Net increase (decrease) in net assets derived from beneficial
                     interest transactions ................................................        25,111,272         (7,993,098)
                                                                                                -------------      -------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ..............................        25,170,822         (7,976,502)
                     Beginning of year ....................................................        34,264,229         42,240,731
                                                                                                -------------      -------------
                     End of year ..........................................................     $  59,435,051      $  34,264,229
                                                                                                =============      =============
--------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                   For the Year Ended November 30,
                                                                                 -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                            2001      2000      1999      1998      1997
--------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year ........................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
Operating                                                                        -------   -------   -------   -------   -------
Performance:        Investment income--net ....................................    .0336     .0469     .0386     .0453     .0451
                    Realized and unrealized gain (loss) on investments--net ...    .0023     .0005    (.0002)    .0009     .0002
                                                                                 -------   -------   -------   -------   -------
                    Total from investment operations ..........................    .0359     .0474     .0384     .0462     .0453
                                                                                 -------   -------   -------   -------   -------
                    Less dividends and distributions:
                      Investment income--net ..................................   (.0336)   (.0469)   (.0386)   (.0453)   (.0451)
                      Realized gain on investments--net .......................   (.0011)   (.0001)   (.0002)   (.0006)   (.0003)
                                                                                 -------   -------   -------   -------   -------
                    Total dividends and distributions .........................   (.0347)   (.0470)   (.0388)   (.0459)   (.0454)
                                                                                 -------   -------   -------   -------   -------
                    Net asset value, end of year ..............................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                                                 =======   =======   =======   =======   =======
                    Total investment return* ..................................    3.75%     4.80%     3.93%     4.66%     4.65%
                                                                                 =======   =======   =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses, net of reimbursement ............................     .80%     1.08%      .83%      .75%      .78%
Net Assets:                                                                      =======   =======   =======   =======   =======
                    Expenses ..................................................    1.15%     1.43%     1.18%     1.10%     1.13%
                                                                                 =======   =======   =======   =======   =======
                    Investment income and realized gain on
                    investments--net ..........................................    3.65%     4.68%     3.90%     4.60%     4.57%
                                                                                 =======   =======   =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:  Net assets, end of year (in thousands) ....................  $59,435   $34,264   $42,241   $46,108   $49,742
                                                                                 =======   =======   =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------------

      * The Fund's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.

            See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one days to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of variable rate securities is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Management, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributor, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily net assets of the Fund.

For the year ended November 30, 2001, MLIM earned fees of $232,464, of which $162,722 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of .125% of the average daily net assets of the Fund. This fee is to compensate FAMD for the services it provides and the expenses borne by FAMD under the Distribution Agreement. As authorized by the Plan, FAMD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion and marketing of the shares of the Fund. For the year ended November 30, 2001, FAMD earned $57,557 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended November 30, 2001, the Fund reimbursed MLIM an aggregate of $5,731 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, PFD, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch U.S. Treasury Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Treasury Money Fund as of November 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S. Treasury Money Fund as of November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 7, 2002

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2001

IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid by Merrill Lynch U.S. Treasury Money Fund during its fiscal year ended November 30, 2001, 97.19% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis. Additionally, at least 50% of the assets of the Fund was invested in Federal obligations at the end of each quarter of the fiscal year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Kevin J. McKenna, Senior Vice President
Cindy V. Macaulay, Vice President
P. Michael Walsh, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper             #13966--11/01